Q3 2026 Earnings Presentation November 5, 2026

FORWARD LOOKING STATEMENTS We have made statements in this presentation that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “projects”, “pursue”, “commit”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles), incorporate alternative technologies (including artificial intelligence) into our business, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space or services activity; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards, and regulatory and contractual requirements under government contracts; (iv) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) fluctuations in commodity prices; (xv) competition for customers; (xvi) our ability to attract, develop and retain key personnel; (xvii) deficiencies in our disclosure controls and procedures or internal control over financial reporting; (xviii) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xix) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this presentation. Reconciliation of Non-GAAP Measures Throughout this presentation, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted EPS, (3) FFO (Nareit), (4) FFO (Normalized), (5) AFFO, and (6) AFFO per share. These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included in the appendix to this presentation and in the Supplemental Reporting Information. 2

COMPANY OVERVIEW

IRON MOUNTAIN **SNAPSHOT** (NYSE: IRM)

Iron Mountain is a global leader in information management services

Financial

$51B
Enterprise Value

$170B
Total Addressable Market

~$8B
2026E Revenue

~$3B
2026E Adj. EBITDA[1]

12%
5-Yr Revenue CAGR

13%
5-Yr Adj. EBITDA[1] CAGR

59%
AFFO Payout Ratio[2]

11%
Dividend Growth CAGR[3]

Operational

240,000+
Customers

95%
Trusted by Fortune 1000

61
Countries Served

~1,300
Facilities

Strong Leadership Positions in Global Businesses

Records Management

- Highly recurring revenue stream with average retention of ~15 years
- Large enterprise customer base provides significant cross-sell opportunity

#1 Global Leader
Records Management

Data Center

- Total developable capacity of ~1.4 GW, with current operating portfolio of 545 MW
- Revenue growth of 25%+ since 2021[4]

Best Global Data Center Provider
Datacloud 2026 Global Awards Ceremony

Asset Lifecycle Management

- Global leader in fragmented $35B market
- End-to-end solutions provider with large global footprint and operational scale and strong reputation for security

ITAD Company of the Year
2025 ITAD Summit

Digital Solutions

- Uniquely positioned to support government efficiency and productivity efforts
- Rapidly growing recurring revenue base

Google Cloud Partner of the Year
2026 Business Applications: Media & Entertainment
2018 Technology: AI and Machine Learning

4

Note: All figures as of 9/30/26 unless otherwise noted. 2026E represents the midpoint of our full year 2026 guidance as of 11/5/26.
1 Non-GAAP measure, please see Appendix for reconciliation. 2 Trailing twelve months. 3 CAGR for 2023 through 2026 annualized rate. 4 Data center revenue CAGR 2021 - 2026E.

IRON MOUNTAIN

GROWTH STRATEGY **DELIVERING RECORD RESULTS**

- Growth strategy has successfully **accelerated enterprise growth <u>ahead</u> of our financial targets** through **investments in large and growing global markets** and **leveraging our enterprise-wide commercial platform to cross-sell solutions** across our more than 240,000 customers

Revenue ($M)



12% CAGR, 13% Ex. Fx
$4,492
$5,104
$5,480
$6,150
$6,902
$7,985
2021
2022
2023
2024
2025
2026E3

Adj. EBITDA[1] ($M)



13% CAGR, 14% Ex. Fx
$1,635
$1,827
$1,962
$2,236
$2,574
$2,963
2021
2022
2023
2024
2025
2026E3

AFFO[2] ($M)



11% CAGR, 12% Ex. Fx
$1,043
$1,151
$1,211
$1,345
$1,541
$1,790
2021
2022
2023
2024
2025
2026E3

AFFO/Share[2]



11% CAGR, 12% Ex. Fx
$3.58
$3.93
$4.12
$4.54
$5.17
$5.97
2021
2022
2023
2024
2025
2026E3

[1] Non-GAAP measure, please see Appendix for reconciliation.
[2] Non-GAAP measure, please see Appendix for reconciliation. Effective Q4 2023, our AFFO definition has been updated to exclude amortization of capitalized commissions. With this change, our calculation more accurately represents our funds available to support growth, and is more comparable to our peers, including those in the data center industry.
[3] 2026E represents the midpoint of our full year 2026 guidance.

5

IRON MOUNTAIN

2024 DRIVING SUSTAINED DOUBLE-DIGIT REVENUE GROWTH 1 Growth businesses include Data Center (Data Center segment), Digital Solutions (included in RIM segment), and ALM (included in Corporate & Other). 2 All Other includes physical records management (included in RIM segment) and fine arts business (included in Corporate & Other). 3 2026E represents the midpoint of our full year 2026 guidance. ● Growth Businesses of Data Center, Asset Lifecycle Management (ALM), and Digital Solutions, are expected to have an outsized impact to consolidated growth as they continue to scale Growth Businesses Provide Increasing Tailwind to Driving Double-Digit Total Consolidated Growth Y/Y Revenue Growth 36% 34% 37% 7% 5% 7% 2025 2026E3 12% 12% 16% Growth Businesses All Other Total Growth $6,150 $6,902 $7,985 Growth Businesses Penetration % 24% 28% 34% $ in millions Growth Businesses All Other Contribution to Consolidated Growth 7% 8% 11% 5% 4% 5% 2024 2025 2026E3 12% 12% 16% Growth Businesses All Other Total Growth 3 6

Data Center Asset Lifecycle Management (ALM) STRONG LEADERSHIP POSITIONS IN GLOBAL BUSINESSES Synergistic Business Model Decades-long relationships built on trust Significant cross-selling opportunities Strong reputation for security and chain of custody End-to-end solutions for 240,000+ customers Global footprint and operational scale 7 Records Management and Digital Solutions

ALM Capitalizing on significant long-term growth opportunity with a cross-sell win to become the sole partner for managing secure IT asset disposition in North America for a leading global consulting firm. DATA CENTER Leased 137 megawatts year to date, including 51 megawatts in Mumbai, 25 megawatts in London, and 23 megawatts in Chennai and expanded global hyperscaler customer base. DIGITAL Continuing momentum with Insight DXP, our AI-powered agentic solutions platform, with a multi-year agreement to manage a digital transformation initiative for a government in the Middle East. RECORDS MANAGEMENT Driving consistent growth through exceptional customer stewardship, by winning a $25 million multi-year contract to provide records management services to a new customer within the federal government. KEY HIGHLIGHTS SUPPORTING STRONG GROWTH MOMENTUM 8

GLOBAL RIM: Records Management + Digital Solutions

- **Iron Mountain is a trusted guardian of information and assets** for 240,000+ customers with the **largest global footprint** in records management
- Global RIM segment **drives substantial cash flow** and **funds growth investments** across the business
- In the third quarter of 2026, **Global RIM revenue increased 7% on both a reported and organic basis**

Storage

- ➔ **37 consecutive years of organic revenue growth**
- ➔ **Record level** of storage volume in Q3
- ➔ **Highly recurring revenue** stream as volume is sticky with ~15 year average storage duration per box
- ➔ **Proven revenue management strategy** driven by continuous enhancements to the value we provide customers
- ➔ Leveraging 240,000+ customer relationships to **cross-sell across the enterprise**
- ➔ **Own 25% of real estate square footage** of ~1,300 facilities in 61 countries - plenty of capacity to grow without need for additional growth capex

Global RIM



Digital Solutions
~10%
~30%
~60%
$5.3B
2025
Revenue
Storage
Service

Service

- ➔ **Revenue generated from servicing storage volume** (transportation, Smart Suite offering, information destruction) and **providing Digital Solutions**
- ➔ **Leverage large logistics network** to pick up and deliver records to customers on a regular basis
- ➔ **Strong operational discipline** with history of controlling expenses and expanding margins

Digital Solutions

- ➔ **Fast growing ~$600M business**[1]
  - ◆ Leading provider of digital solutions, bringing light to dark data with AI-powered DXP platform
  - ◆ Converting unstructured physical and digital data into actionable intelligence
  - ◆ Executing against a large backlog of signed government and enterprise deals across the world and driving a significant pipeline

[1] Digital business on trailing twelve month basis.

9

IRON MOUNTAIN

DATA CENTER: Executing Multi-Year Growth Plan 1 CAGR 2021-2027E. Note: 2026E and 2027E are based on company projections. ○ Data center development remains very strong with industry demand continuing to outpace supply ○ Hyperscale demand for AI / Inference data centers is growing meaningfully as industry shifts from AI training to monetizing inference ○ In Q3 2026, data center revenue grew 34% and we signed 102 MW of new leases ■ Year-to-date through September, new leasing has totaled 137 MW ○ Current backlog, before any incremental new leasing, supports significant revenue growth in the coming years ■ In 2026, current backlog expected to drive growth of 25%+ ■ Our backlog supports ~$1.7 billion in annual revenue before any incremental leasing ○ Iron Mountain operates 32 data centers with strong market positions in Tier 1 markets ○ As we build out our data center portfolio, we will increase our capacity more than 2.5 times to 1.4 GW (from current operating portfolio of 545 MW) ○ In the next 24 months, we have ~325 MW of available to lease capacity expected to energize 10 IRM Growth Outlook Strong Industry Demand Outlook Expanding Data Center Portfolio 2027 Backlog Revenue w/ Full Backlog Full Backlog $ Billions

Enterprise ALM ➔ Secure, end-to-end IT asset lifecycle management solution for corporate end user devices (recycle, reuse, redeploy, remarket) ➔ Large global footprint and operational scale positions us as the low-cost provider and only player to offer a single vendor solution ➔ Strong reputation for security and trust, along with unique “last mile” chain of custody are key differentiators ➔ Significant revenue opportunity driven by new customers through cross selling success, increasing penetration within existing customers and expanding global footprint ➔ Supplementing growth through accretive tuck-in acquisitions to further expand global scale and operating leverage ALM: Capitalizing on Multi-Billion Dollar Growth Opportunity 11 Data Center Decommissioning ➔ Global footprint and operational scale supports project-based and recurring remarketing and redeployment of data center gear from hyperscale and enterprise customers ➔ Comprehensive remarketing platform that derives maximum component residual value for customers driven by industry leading downstream partner network ➔ Annual market growth driven by strong hyperscale data center development and refresh cycle ➔ Synergistic go-to-market: Iron Mountain is the only provider of a complete, end-to-end lifecycle solution for the rapidly growing hyperscale marketplace as we develop, operate, and decommission data centers Market Size: ~$35 billion Data Center Enterprise ● We are a global market leader in the highly fragmented, growing $35 billion ALM market with significant long-term growth potential across the enterprise and data center decommissioning markets with low capital investment requirements ● Large global footprint serving 40 countries, positioned to scale direct operations beyond our current 10 markets ● In the third quarter of 2026, ALM revenue increased 43% on a reported basis and 38% on an organic basis ALM results are included in the Corporate & Other.

Q3 2026 RESULTS AND 2026 OUTLOOK

RECORD **Q3 2026 RESULTS**

Key Highlights

- **Record Q3 results with strength across business**
  - Total Revenue +13%
  - Adjusted EBITDA +13%
  - AFFO +17%
- **Global RIM**
  - Revenue growth of 7%
  - Continued strong revenue management
  - Record Digital revenue
- **Data Center**
  - Revenue growth of 34%
  - Strong renewal pricing +10% (cash) and +15% (GAAP)
  - New leasing of 102 MW in Q3, and 137 MW year-to-date through Q3
- **ALM**
  - Revenue growth of 43%, including organic growth of 38%
  - Strong performance driven by our enterprise ALM channel
  - Solid improvement in profitability contribution Y/Y
- **Maintained strong balance sheet**
  - Leverage* of 4.8x, within 4.5x to 5.5x target range
- **Announced dividend increase of 15% effective January 2027**
  - This will mark the fifth increase of the dividend in the past four years

	Three Months Ended		YoY%	
$ in millions, except per share data	9/30/26	9/30/25	Reported $	Constant Fx
Global RIM	$1,433	$1,339	7%	7%
Global Data Center	$274	$204	34%	34%
Corporate and Other	$284	$211	34%	34%
Total Revenues	**$1,991**	**$1,754**	**13%**	**13%**
Net Income	$129	$86	49%	
Reported EPS	$0.41	$0.28	46%	
Adj. EPS	$0.64	$0.54	19%	
Adj. EBITDA	**$748**	**$660**	**13%**	**13%**
Adj. EBITDA Margin	*37.6%*	*37.6%*	*0 bps*	
AFFO	$458	$393	17%	
AFFO per share	$1.53	$1.32	16%	

13

*Long-term net lease adjusted leverage ratio

Adjusted EPS, Adjusted EBITDA and AFFO are non-GAAP measures; please see Appendix for reconciliation

IRON MOUNTAIN

2026 GUIDANCE: POSITIONED FOR ANOTHER RECORD YEAR

($ in millions, except per share data)

2026 Guidance [1]	Q4 2026	Full Year 2026	Y/Y % Chg. at Midpoint
Revenue	~$2,030	$7,950 - $8,020	~16%
Adjusted EBITDA	~$780	$2,948 - $2,978	~15%
AFFO	~$473	$1,780 - $1,800	~16%
AFFO Per Share	~$1.57	$5.94 - $6.00	~15%

* Our increased financial guidance absorbs the negative impact resulting from the stronger US dollar since our last earnings call.

(1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

14

IRON MOUNTAIN

CAPITAL INVESTMENTS AND RETURNS 15 1 Based on the midpoint of our full year 2026 guidance 2 Long-term net lease adjusted leverage ratio. ● Our target leverage ratio2 is 4.5x – 5.5x, and in Q3 2026 leverage was 4.8x Investing in high ROIC opportunities that drive double-digit growth Capital allocation priorities focused on growing the dividend and investing in high-return growth opportunities We are committed to maintaining our strong balance sheet ● Committed to growing dividend in line with AFFO per share growth, consistent with the 15% increase announced in November 2026 ● Underwriting very attractive data center development returns with hyperscale customers (pre-leased deals with 10-15 year duration) to capitalize on total developable capacity of 1.4 GW ● Our business generates operating cash flow approaching $2.0 billion annually that more than covers recurring capex and the dividend, with excess cash flow invested in growth ● The growth in Adjusted EBITDA1 and elimination of cash restructuring charges in 2026 supports more than $2.0 billion of leverage-neutral2 growth capital financing while sustaining strong AFFO per share growth

INVESTMENT TAKEAWAYS Strong Foundation1 Executing Growth Strategy2 Exceptional Financial Track Record 3 ❖ Global leader with strong and increasing margins across our business ❖ Highly recurring business model with decades-long relationships with 240,000+ customers, including 95% of the Fortune 1000 built on a history of strong customer satisfaction, operational excellence, and trust ❖ Operate in attractive, large and growing markets with $170 billion total addressable opportunity and significant cross-selling opportunities ❖ Portfolio of growth businesses (Data Center, Digital Solutions, ALM) expected to increase revenue 37% in 2026, accounting for 34% of total revenue ❖ Achieved 13% Revenue and Adjusted EBITDA CAGR excluding Fx since 2021 ❖ Strong momentum across the business positions us for another record year of results in 2026 ❖ Delivering shareholder value through consistent dividend increases in line with AFFO per share growth ❖ Portfolio of enterprise and data center services allows us to drive double digit revenue and AFFO growth across cycles 16

17 APPENDIX

18 Q3 RECONCILIATIONS NET INCOME (LOSS) TO ADJUSTED EBITDA REPORTED EPS TO ADJUSTED EPS (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the three months ended September 30, 2026 and 2025 is primarily due to (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the quarters ended September 30, 2026 and 2025 was 17.1% and 14.8% respectively.

19 Q3 RECONCILIATIONS (CONT.) NET INCOME (LOSS) TO FFO FFO TO AFFO (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. (1) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles.

20 FULL YEAR RECONCILIATIONS NET INCOME (LOSS) TO ADJUSTED EBITDA

21 FULL YEAR RECONCILIATIONS (CONT.) NET INCOME (LOSS) TO FFO AND AFFO (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. (3) Represents the tax impact of (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) from income taxes and (ii) other discrete tax items. (4) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles. Effective Q4 2023, our AFFO definition has been updated to exclude the amortization of capitalized commissions. Amortization expense of capitalized commissions was $43.4M, $40.6M and $30.7M for full year 2023, 2022, and 2021, respectively.

Adjusted EBITDA We define Adjusted EBITDA as net income (loss) before interest expense, net, provision (benefit) for income taxes, depreciation and amortization (inclusive of our share of Adjusted EBITDA from our unconsolidated joint ventures), and excluding certain items we do not believe to be indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; and (vi) Intangible impairments. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flows to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Adjusted Earnings Per Share, or Adjusted EPS We define Adjusted EPS as reported earnings per share fully diluted from net income (loss) attributable to Iron Mountain Incorporated (inclusive of our share of adjusted losses (gains) from our unconsolidated joint ventures) and excluding certain items, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Tax impact of reconciling items and discrete tax items; and (viii) Amortization related to the write-off of certain customer relationship intangible assets. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Figures may not foot due to rounding. The Tax Impact of reconciling items and discrete tax items is calculated using the current quarter’s estimate of the annual structural tax rate. This may result in the current period adjustment plus prior reported quarterly adjustments not summing to the full year adjustment. DEFINITIONS 22

DEFINITIONS (CONT.) Funds From Operations, or FFO (Nareit), and FFO (Normalized) Funds from operations ("FFO") is defined by the National Association of Real Estate Investment Trusts as net income (loss) excluding depreciation on real estate assets, losses and gains on sale of real estate, net of tax, and amortization of data center leased-based intangibles (“FFO (Nareit)”). We calculate our FFO measure, including FFO (Nareit), adjusting for our share of reconciling items from our unconsolidated joint ventures. FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). We modify FFO (Nareit), as is common among REITs seeking to provide financial measures that most meaningfully reflect their particular business ("FFO (Normalized)"). Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (excluding real estate); (iv) Other expense (income) net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Real estate financing lease depreciation; (viii) Tax impact of reconciling items and discrete tax items; (ix) Intangible impairments; and (x) (Income) loss from discontinued operations, net of tax. FFO (Normalized) per share FFO (Normalized) divided by weighted average fully-diluted shares outstanding. Adjusted Funds From Operations, or AFFO We define adjusted funds from operations (“AFFO”) as FFO (Normalized) (1) excluding (i) Non-cash rent expense (income), (ii) Depreciation on non-real estate assets, (iii) Amortization expense associated with customer and supplier relationship value, intake costs, acquisitions of customer and supplier relationships, capitalized commissions and other intangibles, (iv) Amortization of deferred financing costs and debt discount/premium, (v) Revenue reduction associated with amortization of customer inducements and above- and below-market data center leases and (vi) The impact of reconciling to normalized cash taxes and (2) including Recurring capital expenditures. We also adjust for these items to the extent attributable to our portion of unconsolidated ventures. We believe that AFFO, as a widely recognized measure of operations of REITs, is helpful to investors as a meaningful supplemental comparative performance measure to other REITs, including on a per share basis. AFFO should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) or cash flows from operating activities (as determined in accordance with GAAP). AFFO per share AFFO divided by weighted average fully-diluted shares outstanding. 23